UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 8, 2004

 EMMIS COMMUNICATIONS CORPORATION                  EMMIS OPERATING COMPANY
 (Exact name of registrant as                   (Exact name of registrant as
 specified in its charter)                       specified in its charter)


             INDIANA                                       INDIANA
(State of incorporation or organization)(State of incorporation or organization)

            0-23264                                       333-62172-13
   (Commission file number)                         (Commission file number)

       35-1542018                                       35-2141064
    (I.R.S.  Employer                                (I.R.S.  Employer
   Identification No.)                              Identification No.)

    ONE EMMIS PLAZA                                ONE EMMIS PLAZA
  40 MONUMENT CIRCLE                             40 MONUMENT CIRCLE
      SUITE 700                                      SUITE 700
 INDIANAPOLIS, INDIANA 46204                    INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)(Address of principal executive offices)
   (317) 266-0100                                   (317) 266-0100
(Registrant's Telephone Number,                (Registrant's Telephone Number,
 Including Area Code)                           Including Area Code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         EXHIBIT #        DESCRIPTION

         99.1             Press release dated January 8, 2004.

Item  12.  Results of Operations & Financial Condition.

           On January 8, 2004, we issued the press release attached to this report as Exhibit 99.1. The text of that press release is incorporated in this Item by reference.


Signatures.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 EMMIS COMMUNICATIONS CORPORATION

Date:  January 8, 2004           By:  /s/ J.  Scott Enright
                                      ----------------------------------

                                        J. Scott Enright, Vice
                                        President,
                                        Associate General Counsel
                                        and Secretary


                                 EMMIS OPERATING COMPANY


Date:  January 8, 2004           By:  /s/ J. Scott Enright
                                      -------------------------------
                                           J. Scott Enright, Vice
                                           President,
                                           Associate General Counsel
                                           and Secretary

                                                                    Exhibit 99.1
I:\Knorthern\Corporate\8-K for Jan. 8, 2004 Earnings Release.doc